EXHIBIT 10.07

                                                                    CONFIDENTIAL

================================================================================

                           VALUE-ADDED LINK AGREEMENT

                                 by and between

                         ALTAVISTA EQUIPMENT CORPORATION

                                       and

                               YUPI INTERNET INC.

================================================================================


--------------------------------------------------------------------------------

                               Date: July 20, 1999

--------------------------------------------------------------------------------

                                                                    CONFIDENTIAL

                      ALTAVISTA VALUE ADDED LINK AGREEMENT

THIS ALTAVISTA VALUE ADDED LINK AGREEMENT (this "AGREEMENT") is entered into as of the (the "JULY 20, 1999") by and between YUPI INTERNET, INC. "Participant') and the ALTAVISTA COMPANY ("AltaVista").

                                    RECITALS

Yupi operates a service on the World Wide Web that provides information to its users via the Yupi web Properties (as hereinafter defined). AltaVista has developed and operates the AltaVista/Trademark/ full-text World Wide Web search engine and the AltaVista/Trademark/ index, which can currently be accessed through http:Hwww.altavista.com ("ALTAVISTA").

Yupi desires to incorporate and feature AltaVista as an available search engine for its property or properties accessible on the World Wide Web. Yupi and AltaVista desire to establish a Value -Added Link between AltaVista and such properties that will enable a Yupi visitor to conduct World Wide Web searches through AltaVista while remaining on the Yupi Properties.

Yupi and AltaVista agree that the following terms and conditions shall govern the establishment, structure and operation of such a value-added Link.

1.       DEFINITIONS AND TERMS

DEFINITIONS. For purposes of this Agreement, in addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings ascribed to them below:

1.1 "ALTAVISTA INDEX" means the World Wide Web full-text index compiled by AltaVista using the AltaVista Search Engine, as the same is updated from time to time by the AltaVista Search Engine and maintained on AltaVista servers.

1.2 "YUPI PROPERTIES" means any Yupi property or properties specified in EXHIBIT "A", including any successor properties, or additional affiliate sites, and strategic alliance partners' sites (as long as the partner's sites are hosted in servers owned, leased or operated by
         Yupi) that are accessible over the World Wide Web by a user and that are incorporated into the Yupi business from time to time.

1.3 "INTELLECTUAL PROPERTY RIGHTS" means trade secrets, patents, copyrights, trademarks, trade dress, know-how and similar rights of any type under the laws of any governmental authority including, without limitation, all applications and registrations relating to any of the foregoing.

1.4 "INTERFACE SPECIFICATIONS" means the detailed specifications set forth in EXHIBIT "B" that when implemented will enable the value-added Link (as defined below).

1.5 "RESULTS PAGE" means each page on any of the Yupi Properties that contains search responses, if any, to an AltaVista search query.

1.6 "SEARCH ENGINE" means a program that crawls and indexes the text of the World Wide Web and/or Usenet newsgroups and which index can be queried using Boolean logic or similar query methods.

1.7      "USER" means a person who accesses any of the Yupi Proper-ties.

1.8      "VALUE-ADDED LINK" OR "VAL" shall operate as described in Section 2.

1.9 "WORLD WIDE WEB" OR "WWW" means the Internet-based distributed information service that utilizes the hypertext transfer protocol
         (http) or any successor protocol.

2.       VALUE-ADDED LINK.

         OPERATION OF VAL. The VAL will generally operate as follows:

2.1 The user interface of each Yupi Property that offers search functionality to Users will be designed so that it identifies AltaVista as an available search engine (as set forth in Section 3, below) and gives the User the option of using AltaVista to conduct a search;

2.2 When Yupi initiates a query to AltaVista, using the VAL interface, the query will be transmitted to the AltaVista Index, where it will be processed, and the results (if any) will be sent using the VAL interface to the Yupi Property;

2.3 Yupi will format the results from the AltaVista search in a Results Page and will be able to incorporate advertising and other messaging into this Results Page. Each Results Page will contain an attribution to AltaVista; and an html link to the AltaVista site. This attribution will be placed above the fold.

2.4 The search process will not remove the User from the Yupi Properties on which the User initiated the search.

3.       RESPONSIBILITIES AND RIGHTS OF THE PARTIES.

3.1 INTERFACE SPECIFICATIONS. Promptly following the Effective Date, AltaVista shall provide to Yupi the Interface Specifications to allow Yupi to establish the VAL with the AltaVista Index for full text search.

3.2 ENGINEERING CHANGES. AltaVista hereby grants Yupi a non-exclusive license to utilize the Interface Specifications solely for the purpose of implementing engineering changes in Yupis source code or object code necessary to install and support the VAL.

3.3 ALTAVISTA AS AVAILABLE SEARCH ENGINE. Yupi is permitted under this Agreement to establish AltaVista as an available search engine for Yupi Properties. In this regard, Yupi shall, at a minimum, include a reference, to be provided to Yupi by AltaVista, in accordance with EXHIBIT "C," to the AltaVista search functionality, E.G., "Powered by AltaVista," prominently on each page that references AltaVista or makes use of its WWW search functionality of each of the Yupi Properties, which prominence and size shall be commensurate with the prominence provided to the search engine service within the context of a web page. If Yupi does not implement the VAL and does not establish AltaVista as an available search engine for its Properties, Yupi shall have no right to use the AltaVista name or trademarks pursuant to the license granted in Section 6 herein.

3.4 INTERFACE DESIGN AND RESULTS PAGES. Yupi shall use the mutually agreed upon design set forth in EXHIBIT "C" for each user interface from which the VAL can be accessed by Yupi users and the related search query page(s). Upon written notice to Yupi, AltaVista may from time to time modify such attribution or request that it be removed and Yupi shall promptly implement all such modifications, or remove such attributions, as the case may be. Yupi shall ensure that the user interface provides Users with access to the AltaVista web pages which contain all legal notices and disclaimers provided by AltaVista. Yupi shall have the right to translate any information of the interface, search results, and other result or legal notice information relating to this Agreement to conform it to Yupi's user base.

3.5 SUPPORT. Yupi shall be solely responsible for providing support to Yupi `s affiliates and users. AltaVista shall provide all support necessary to install and maintain the VAL, to assure reasonably uninterrupted availability of the AltaVista search engine and to provide timely results to Yupi Users using AltaVista to conduct a search.

4.       PAYMENT.

4.1 PAYMENT SCHEDULE. In consideration for the VAL to the AltaVista Index, each calendar month during the term of this Agreement Yupi shall owe AltaVista the applicable CPM rate for every [CONFIDENTIAL TREATMENT REQUESTED]/*/ viewed by Yupi Users in response to AltaVista queries from the Yupi Properties. The parties reserve the right to negotiate a new CPM rate and apply a new rate for each renewal term.

4.2      VAL PRICING

Yupi.com will pay AltaVista an amount equal to $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ per quarter or an amount based on the following CPM chart - whichever amount is the greater:

Monthly number of page views                Applicable CPM*

[CONFIDENTIAL TREATMENT REQUESTED]/*/ $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/ $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/ $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/ $ [CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]/*/    $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/    $ [CONFIDENTIAL TREATMENT REQUESTED]/*/

4.3 In addition there is an AltaVista Support fee of [CONFIDENTIAL TREATMENT REQUESTED]/*/ per AltaVista quarter.

4.4 PAYMENTS AND REPORTS. Yupi shall pay AltaVista the applicable amount for the monthly traffic multiplied by the corresponding CPM rate above for a given month based on the number of Results Pages viewed by Yupi Users for that month. For each month and accompanying each payment, Yupi shall prepare and provide to AltaVista a report setting forth in reasonable detail the number of Results Pages viewed for the month with such supporting detail as AltaVista may reasonably request to confirm the accuracy of such number.

4.5 MANNER OF PAYMENT. All payments due to AltaVista by Yupi hereunder shall be payable in U.S. Dollars by check or wire transfer to such U.S. bank account as AltaVista shall notify Yupi in writing no later than five (5) days before the date on which such payment is due.

4.6 LATE FEE. If after receipt of notice and ten (10) days opportunity to cure, Yupi fails to pay amounts due and payable, Yupi shall pay AltaVista a late payment charge of one and one-half percent (1.5%) per month, but not in excess of the lawful maximum, on any past due balance.

5.       PROPRIETARY RIGHTS.

5.1 ALTAVISTA. As between AltaVista and Yupi, AltaVista shall own all right, title and interest in and to AltaVista, including but not limited to the Interface Specifications, and the Intellectual Property Rights embodied therein. Except as expressly granted in this Agreement, nothing herein grants or shall be construed as granting Yupi any licenses or other rights, whether express or implied or otherwise, in, to or under AltaVista, including but not limited to the Interface Specifications, or any Intellectual Property Rights embodied therein.

5.2 YUPI. Subject to AltaVista's underlying ownership interests set forth in Section 5. 1, as between Yupi and AltaVista, Yupi shall own all right, title and interest in and to the Yupi Properties.

6.       TRADEMARKS.

6.1 ALTAVISTA MARKS. AltaVista hereby grants to Yupi a non-exclusive and limited license to use the AltaVista tradenames, logos and other AltaVista trademarks and service marks as set forth on EXHIBIT "F-I" hereto (the "ALTA VISTA MARKS") solely in connection with Yupi's advertising, marketing, promotion, display and distribution of the VAL. It is understood that the use of the AltaVista Marks in the Yupi promotional materials is subject to approval, which shall not be unreasonably withheld, and any promotional

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         materials which are delivered to AltaVista with no response within 10 days of receipt shall be deemed approved. Any materials previously approved by AltaVista or any portions thereof may be continued to be used by Yupi without substantially altering the format, unless Yupi receives written notice to the contrary. Yupi's use shall be in accordance with AltaVista's policies regarding advertising and trademark usage as established from time to time by AltaVista. Yupi shall have no right to use the AltaVista Marks for any purpose without AltaVista's prior written consent, other than in connection with its advertising, marketing, promotion, display and distribution of the VAL. Yupi agrees to cooperate with AltaVista in facilitating AltaVista's monitoring and control of the nature and quality of products and services bearing the AltaVista Marks and to supply AltaVista with specimens of Yupi's use of the AltaVista Marks upon request. In the event that AltaVista determines that Yupi's use of the AltaVista Marks, or the service in connection which such Marks are used, is inconsistent with AltaVista's quality standards, then upon AltaVista's written request, Yupi shall within a reasonable period thereafter conform such use or service to AltaVista's standards. If Yupi fails to conform such use or service, AltaVista shall have the right to suspend such use of the AltaVista Marks.

6.2 YUPI MARKS. Yupi hereby grants to AltaVista a non-exclusive license to use the Yupi tradenames, logos and other Yupi trademarks and service marks as set forth on Exhibit "F-2" hereto (the "Participant" Marks) in connection with AltaVista's advertising, marketing, promotion and distribution of AltaVista in general, including but not limited to the VAL. AltaVista use shall be in accordance with Participants policies regarding advertising and trademark usage as established from time to time by Yupi. AltaVista agrees to cooperate with Yupi in facilitating Yupi's monitoring and control of the nature and quality of products and services bearing the Yupi Marks, and to supply Yupi with specimens of AltaVista's use of the Yupi Marks upon request. In the event that Yupi determines that AltaVista's use of the Yupi Marks is inconsistent with Yupi's quality standards, then upon Yupi's written request, AltaVista shall within a reasonable period thereafter conform such use or services to Yupi's standards. If AltaVista fails to conform such use or services, Yupi shall have the right to suspend such use of the Yupi's Marks.

6.3 YUPI ACKNOWLEDGMENT. Yupi acknowledges that the AltaVista Marks are trademarks and service marks of AltaVista. Yupi understands and agrees that the use of any AltaVista Mark in connection with this Agreement shall not create any right, title or interest, in or to the use of the AltaVista Mark and that all such use and goodwill associated with the AltaVista Mark will inure to the benefit of AltaVista.

6.4 ALTAVISTA ACKNOWLEDGMENT. AltaVista acknowledges that the Yupi Marks are trademarks and service marks of Yupi. AltaVista understands and agrees that the use of any Yupi Mark in connection with this Agreement shall not create any right, title or interest, in or to the use of the Yupi Mark and that all such use and goodwill associated with the Yupi Mark will inure to the benefit of Yupi.

7.       CONFIDENTIALITY.

7.1 THE INTERFACE SPECIFICATIONS AND THE YUPI TRAFFIC REPORTS. Yupi hereby agrees to maintain in confidence the Interface Specifications and any portions thereof, and not to use the Interface Specifications for any purpose other than the purposes specified in this Agreement. Yupi agrees to disclose the Interface Specifications only to those employees with a need to know such information for the purposes specified in this Agreement and not to disclose the Interface Specifications to any third party. Yupi agrees not to copy the Interface Specifications, except as reasonably required to accomplish the purposes of this Agreement. Upon expiration or termination, Yupi's right to use the Interface Specification, as granted in this Agreement, shall immediately terminate and Yupi shall return promptly to AltaVista or destroy, at AltaVista's option, all materials that disclose the Interface Specification. AltaVista hereby agrees to maintain in confidence the traffic, monthly and any other reports provided by Yupi to AltaVista ("Reports") or any portions thereof, and not to use the Reports for any purpose other than the purposes specified in this Agreement. AltaVista agrees to disclose the Reports only to those employees with a need to know such information for the purposes specified in this Agreement and not to disclose the Reports to any third party unless is on an aggregated basis without specifically identifying the individual information of Yupi. These are all electronic reports that do not identify a specific partner. Upon expiration or termination, AltaVista's right to use the Reports, as granted in this Agreement, shall immediately terminate and AltaVista shall return promptly to Yupi or destroy, at Yupi's option, all materials that disclose the Reports other than records needed for accounting purposes. The invoice reporting will be maintained in AltaVista records for the required time under accounting and SEC regulations. The restrictions set forth in this Section do not apply to any information that is or becomes generally available to the public or any information independently developed or properly obtained from an independent source.

7.2 OTHER CONFIDENTIAL INFORMATION. Except, as set forth in Section 7.1 above, nothing in this Agreement shall be deemed to impose any express or implied confidentiality restrictions or obligations on either party. In the event that either party wishes to disclose confidential information (other than the Interface Specifications as specified in Section 6.1 herein) to the other party, that party shall notify the other of its desire to do so and specify the information to be disclosed. In the event that the other party wishes to receive such information, the parties shall enter a separately executed nondisclosure agreement.

8        DISCLAIMER OF WARRANTIES.

Yupi hereby acknowledges and agrees that the VAL and access to the AltaVista index are being licensed to Yupi "as is, with all faults," and that AltaVista makes no representations or warranties, express or implied, as to the usefulness, accuracy, completeness, feasibility, reliability or effectiveness of the VAL, the AltaVista search engine or the AltaVista index, or that the VAL or the AltaVista index will meet the objectives or needs of Yupi or any third party, that the operation of the VAL or the AltaVista index will be uninterrupted or effort-free, or that defects in the VAL or any AltaVista index have been or will be corrected. In particular, and without limiting the foregoing, AltaVista makes no representations as to the completeness of search results obtained by using the AltaVista index. Without limiting the foregoing, AltaVista hereby disclaims all warranties of merchantability and fitness for a particular purpose in connection with the VAL and the AltaVista index. In no event shall AltaVista be liable to Yupi for any failure, disruption, downtime, interruption, miscalculation, incorrect linkage, delay, inaccuracy or other nonperformance of the VAL or the AltaVista index.

9.       LIMITATION OF LIABILITY.

In no event shall a party to this agreement be liable for any special, indirect, incidental or consequential damages, including, without limitation, for lost profits, in any way arising out of or relating to this agreement, even in the event such party has been advised as to the possibility of such damages.

10.      YUPI REPRESENTATIONS AND WARRANTIES.

10.1 Yupi hereby represents and warrants to AltaVista that as of the Effective Date:

         (a) Yupi has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder;

         (b) The execution of this Agreement by Yupi, and the performance by Yupi of its obligations and duties hereunder, do not and will not violate any agreement to which Yupi is a party or by which it is otherwise bound;

         (c) Yupi acknowledges that AltaVista makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement.

10.2 AltaVista hereby represents and warrants to Yupi that as of the Effective Date

         (a) AltaVista has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder;

         (b) The execution of this Agreement by AltaVista, and the performance by AltaVista of its obligations and duties hereunder, do not and will not violate any agreement to which AltaVista is a party or by which it is otherwise bound;

         (c) AltaVista acknowledges that Yupi makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement.

11.      TERM AND TERMINATION.

11.1 TERM. This Agreement shall become effective on the Effective Date and shall continue in full force and effect until two year after the Effective Date, unless earlier terminated in accordance with this Agreement. Thereafter, this Agreement will automatically renew on a year-to-year basis unless either party objects to such renewal in writing within thirty (30) days prior to the applicable renewal date

11.2 EVENTS OF TERMINATION. This Agreement shall be subject to termination upon the occurrence of the following events:

         (a) if either party hereto defaults on any of its material obligations, representations or warranties under this Agreement, the non-defaulting party shall have the right, exercisable in its sole discretion, to terminate this Agreement by written notice describing with reasonable specificity the nature of the default and requesting that it be cured, unless within thirty (30) calendar days after written notice of such default the defaulting party remedies the default;

         (b) if (a) either party files a petition for bankruptcy or is adjudicated a bankrupt; (b) a petition in bankruptcy is filed against either party; (c) either party makes an assignment for the benefit of its creditors or an arrangement for its creditors pursuant to any bankruptcy law; (d) either party discontinues its business; or (e) a receiver is appointed for either party or its business, then the other party shall have the right to terminate this agreement immediately upon written notice.

         (c) if Yupi or AltaVista elect to terminate the agreement by giving the other party at least 30 days prior written notice upon the occurrence of a Change of Control. For purposes of this Agreement, "Change of Control" shall be defined as a transfer, sale, conveyance or assignment of more than 50% of the shares, voting rights, beneficial interest or control of a party.

11.3     EFFECT OF TERMINATION.

         (a) Termination of this Agreement by either party hereto shall not act as a waiver of any breach of this Agreement and shall not act as a release of either party hereto from any liability for breach of such party's obligations under this Agreement.

         (b) Within forty-five (45) calendar days of the expiration or termination of this Agreement, the parties shall pay to the other party all sums, if any, due and owing as of the date of expiration or termination.

11.4 SURVIVAL. The respective rights and obligations of Alta Vista and Yupi under the provisions of Sections 5, 6.3, 6.4, 7, 8, 9, 10, 11, and 12 hereof shall survive expiration or termination of this Agreement.

12.      MISCELLANEOUS.

12.1 NO JOINT VENTURE. The sole relationship between the parties shall be that of licensor and licensee. The parties are independent contractors and neither is the agent of the other. Each party shall be solely responsible for the actions of all their respective employees, agents and representatives.

12.2 GOVERNING LAW. This Agreement shall be interpreted and construed in accordance with the laws of the State of Florida, without regard to the principles of conflicts of laws, and with the same force and effect as if fully executed and performed therein, and the laws of the United States of America.

12.3 REMEDIES CUMULATIVE. Except as otherwise expressly specified herein, the rights and remedies granted to each party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies that such party may possess at law or in equity.

12.4 AMENDMENT OR MODIFICATION. This Agreement may not be amended, modified or supplemented by the parties in any manner, except by an instrument in writing signed on behalf of each of the parties by a duly authorized officer or representative.

12.5 NO ASSIGNMENT. Neither party shall transfer or assign any rights or delegate any obligations hereunder, in whole or in part, whether voluntarily or by operation of law, without the prior written consent of the other party. Any purported transfer, assignment or delegation by either party without the appropriate prior written approval shall be null and void and of no force or effect. Notwithstanding the foregoing, without securing such prior consent, either party shall have the right to assign this Agreement and the obligations hereunder to any successor of such party by way of merger, consolidation, reorganization or the acquisition of substantially all of the business and assets of the assigning party relating to the Agreement.

12.6 NOTICES. All notices, requests, demands or other communications under this Agreement shall be in writing and may be sent by mail, facsimile, or an authorized electronic address to the addressee and offices specified below. Either party may change its address for purposes hereof upon prior notice to the other party. Notices hereunder shall be directed:

                  If to YUPI, to:

                                    Oscar Coen, CEO
                                    Yupi.com
                                    830 Lincoln Road, 2nd floor
                                    Miami Beach, FL 33139

                                    With a copy to:
                                    Ariel Bentata
                                    Bentata Hoet & Associates
                                    100 SE, 2nd St., 38th Floor
                                    Miami, Florida 33131

                  If to AltaVista, to:

                                    Lauren Wojnarowski
                                    Vice President
                                    AltaVista Search Services
                                    The AltaVista Company
                                    1825 S. Grant St.
                                    San Mateo, CA. 94402

12.7 ENTIRE AGREEMENT. This Agreement (including the Exhibits attached hereto) represents the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous agreements and understandings, written or oral between the parties with respect to the subject matter hereof.

12.8 WAIVER. Any of the provisions of this Agreement may be waived by the party entitled to the benefit thereof. Neither party shall be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the waiving party, and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

12.9 NO THIRD PARTY BENEFICIARIES. Nothing express or implied in this Agreement is intended to confer, nor shall anything herein confer, upon any person other than the parties and the respective successors or assigns of the parties, any rights, remedies, obligations or liabilities whatsoever.

12.10 SEVERABILITY. If the application of any provision or provisions of this Agreement to any particular facts of circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then: (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby; and (ii) such provision or provisions shall be reformed without further action by the parties hereto and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

12.11 COUNTERPARTS; FACSIMILES. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the parties shall each deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

IN WITNESS WHEREOF, the parties to this Agreement by their duly authorized representatives have executed this Agreement as of the date first above written.

FOR ALTAVISTA COMPANY                         FOR YUPI INTERNET, INC.:

By:  /S/ KURT LOS                             By:  /S/ OSCAR L. COEN
     --------------------------                    -----------------------------
Name:    KURT LOS                             Name:    OSCAR L. COEN

Title:                                        Title:   CEO

                                    EXHIBIT A
                                       TO
                           VALUE-ADDED LINK AGREEMENT

                         DESCRIPTION OF YUPI PROPERTIES

WWW.YUPI.COM
WWW.CIUDADFUTURA.COM
WWW.AMARILLAS.COM
WWW.CHARLAS.COM

[SUBJECT TO INCLUSION OF
ADDITIONAL PROPERTIES AND/OR
ALTERATION TO SITES LISTED ABOVE]

                                   EXHIBIT "B"
                                       TO
                           VALUE-ADDED LINK AGREEMENT

                            INTERFACE SPECIFICATIONS

[CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   EXHIBIT "C"
                                       TO
                           VALUE-ADDED LINK AGREEMENT

                          FORM OF USER INTERFACE DESIGN

              [contains picture of Yupi Internet Inc.'s homepage]

                                   EXHIBIT "D"
                                       TO
                           VALUE-ADDED LINK AGREEMENT

                          FORM OF ALTAVISTA ATTRIBUTION

               [picture of AltaVista Equipment Corporation's logo]

                                  EXHIBIT "F-1"
                                       TO
                           VALUE-ADDED LINK AGREEMENT

                      ALTAVISTA TRADEMARK USAGE GUIDELINES

         GUIDELINES FOR USE OF ALTAVISTA/Trademark/ LOGO AND WORD MARKS

[CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                  EXHIBIT "F-2"
                                       TO
                           VALUE-ADDED LINK AGREEMENT

                         YUPI TRADEMARK USAGE GUIDELINES

               THE FOLLOWING LOGOS ARE THE ONLY LOGOS AND DESIGNS
               BEARING THE "YUPI" TRADEMARK, WHICH MAY BE USED BY
                  ALTAVISTA IN ACCORDANCE WITH THIS AGREEMENT:

                           ATTACHED ON FOLLOWING PAGE

              THE LOGO MUST BE USED IN ITS ENTIRETY AND MAY NOT BE
             ALTERED, MODIFIED, REDUCED, IN WHOLE OR IN PART IN ANY
               WAY. THE SYMBOL (C) MUST ALWAYS BE PART OF THE LOGO
            EVERY REFERENCE TO THE WORD "YUPI" SHALL BE FOLLOWED BY A
                                  "TM" SYMBOL.